UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Blackstone Private Credit Fund
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Blackstone

BCRED

Blackstone
Private Credit Fund

Proxy Statement
2026

345 Park Avenue

New York, New York 10154

Dear Shareholders:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Meeting”) of Blackstone Private Credit Fund (the “Company”), a Delaware statutory trust, to be held virtually on September 24, 2026, at 10:30 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/BCRED2026. Holders of record of common shares of beneficial interest of the Company, par value $0.01 per share, at the close of business on June 26, 2026 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Meeting are given in the accompanying Notice of Virtual 2026 Annual Meeting of Shareholders and proxy statement. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are being made available to shareholders on or about June 26, 2026. Your vote is very important to us.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” the election of the nominees (collectively, the “Nominees”) proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. You can vote for the Nominees and on the other matter virtually at the Meeting by following the instructions in the Notice of Internet Availability of Proxy Materials and this proxy statement. Voting by Internet, telephone or by mailing the proxy card in advance of the Meeting are other available options.

It is important that your shares be represented at the Meeting and voted in accordance with your wishes. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and this proxy statement and authorize a proxy via the Internet or telephone to vote your shares. The Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Meeting free of charge, and you may also authorize your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank, trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Meeting. Voting by proxy does not deprive you of your right to participate in the Meeting.

No matter how many or few shares you own, your vote and participation are very important to us.

Sincerely,

Brad Marshall

Trustee, Chairperson and Co-Chief Executive Officer

Jonathan Bock

Co-Chief Executive Officer

June 26, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 24, 2026.

The accompanying proxy statement and the Annual Report are available at www.sec.gov and www.proxyvote.com.

Web links throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of, and is not otherwise incorporated by reference into, this proxy statement.

345 Park Avenue

New York, New York 10154

NOTICE OF VIRTUAL 2026 ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Blackstone Private Credit Fund:

The 2026 Annual Meeting of Shareholders (the “Meeting”) of Blackstone Private Credit Fund (the “Company”), a Delaware statutory trust, will be conducted virtually, solely by the means of remote communication, on September 24, 2026, at 10:30 a.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/BCRED2026

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, shareholders will consider and vote on the following proposals:

1.

Shareholders are being asked to elect two (2) trustees of the Company (each, a “Trustee,” and collectively, the “Trustees”), to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders are being asked to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

These proposals are discussed in greater detail in the accompanying proxy statement.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” the election of the nominees (collectively, the “Nominees”) proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. You can vote for the Nominees and on the other matter virtually at the Meeting by following the instructions in the Notice of Internet Availability of Proxy Materials and this proxy statement. Voting by Internet, telephone or by mailing the proxy card in advance of the Meeting are other available options.

You have the right to receive notice of, and to vote at, the Meeting if you were a shareholder of record of common shares of beneficial interest of the Company, par value $0.01 per share, at the close of business on June 26, 2026. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and this proxy statement.

We are not aware of any other business, or any other Nominees for election as Trustees, that may properly be brought before the Meeting.

By order of the Board of Trustees of Blackstone Private Credit Fund

Lucie Enns

Chief Legal Officer

and Secretary

New York, New York

June 26, 2026

Vote by:

Online Meeting Only – No Physical Meeting Location

Location:

www.virtualshareholdermeeting.com/ BCRED2026

Date & Time:

September 24, 2026,

10:30 a.m., Eastern Time

Record Date:

June 26, 2026

VIRTUAL 2026 ANNUAL MEETING OF SHAREHOLDERS

To be Held on September 24, 2026

Proxy Statement

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Blackstone Private Credit Fund (the “Company,” “we,” “us” or “our”) for use at the Company’s virtual 2026 Annual Meeting of Shareholders (the “Meeting”) to be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”) are being made available to shareholders on or about June 26, 2026.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives your voting instructions in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified.

General Information About the Meeting and Voting

In this section of the proxy statement, we answer some common questions regarding the Meeting and the voting of shares at the Meeting.

When will the Meeting be held?

The Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the Meeting will only be conducted via live webcast. The Meeting will be held on September 24, 2026, at 10:30 a.m., Eastern Time.

How do I attend and vote my shares at the Meeting?

To participate in the Meeting, visit www.virtualshareholdermeeting.com/BCRED2026 and enter the 16-digit control number that is included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you virtually attend the Meeting, you can vote your shares electronically and submit your questions during the Meeting by visiting www.virtualshareholdermeeting.com/BCRED2026.

If you hold shares through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 10:15 a.m., Eastern Time on September 24, 2026. Please allow time for online check-in procedures.

Who can vote?

You are entitled to attend and participate in the Meeting only if you are a record shareholder of common shares of beneficial interest of the Company, par value $0.01 per share, as of the close of business on the record date for the Meeting, which is June 26, 2026 (the “Record Date”), or you hold a valid proxy for the Meeting.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of proxy materials?

The U.S. Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and the Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which will be mailed to our shareholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice of Internet Availability of Proxy Materials.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How can I access the proxy statement and Annual Report?

This proxy statement and the Annual Report, including audited financial statements for the fiscal year ended December 31, 2025, are available upon request, without charge, by writing to the Company at c/o Blackstone Private Credit Strategies LLC, 345 Park Avenue, New York, New York 10154 or via the Internet at www.bcred.com or www.sec.gov.

What am I voting on?

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, shareholders will consider and vote on the following proposals as to the Company:

1.

Shareholders are being asked to elect two (2) trustees of the Company (each, a “Trustee,” and collectively, the “Trustees”), to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2026 Proxy Statement | 1

2.

Shareholders are being asked to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The Board of Trustees unanimously recommends that you (i) vote “FOR” the election of the nominees (each, a “Nominee,” and collectively, the “Nominees”) proposed by the Board of Trustees and described in this proxy statement and (ii) vote “FOR” the proposal to ratify the appointment of Deloitte as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2026. You can vote for the Nominees and on the other matter by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

These proposals are discussed in greater detail in this proxy statement.

What constitutes a quorum?

The presence in person or by proxy of the shareholders holding fifty percent of the outstanding shares of the Company (without regard to class or series) shall constitute a quorum at the Meeting for purposes of conducting business. Whether or not a quorum is present, any meeting of shareholders may be adjourned for any lawful purpose by the Chairperson of the Board of Trustees, the Trustees (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the Record Date. A shareholder vote may be taken on one of the proposals in this proxy statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote “FOR” any proposal in favor of such adjournment and “AGAINST” any proposal against such adjournment.

What is the required vote for approval of each proposal?

Election of Trustees. The affirmative vote of a plurality of all the votes cast in the election of Trustees at the Meeting is required to elect the Nominees. Plurality voting simply means that the number of Nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of appointment of independent registered public accounting firm. The affirmative vote of a majority of common shares of beneficial interest present in person or represented by proxy and entitled to vote on the proposal is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm, in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

Will I be able to participate in the online annual meeting on the same basis as I would be able to participate in a live meeting?

The Meeting will be held in a virtual meeting format only. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost. We designed the format of the Meeting to ensure that our shareholders who attend our Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

∎	providing shareholders with the ability to submit appropriate questions real-time via the Meeting website, limiting questions to one per shareholder unless time otherwise permits; and

∎	answering as many questions submitted in accordance with the Meeting rules of conduct as possible in the time allotted for the Meeting without discrimination.

We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. If you encounter any difficulties while accessing the Meeting during the check-in or meeting time, a technical assistance phone number will be made available on the Meeting registration page 15 minutes prior to the start time of the Meeting. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

What are “broker non-votes”?

When a bank or broker has not received instructions from the beneficial owner of any common shares of beneficial interest of the Company held of record by a broker or its nominees on behalf of beneficial owners (“Broker Securities”) or persons entitled to vote any Broker Securities, and the bank or broker cannot vote on a particular matter because it is not “routine,” then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Meeting and will have no effect on the outcome of a “non-routine” matter.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice of Internet Availability of Proxy Materials and in this proxy statement to authorize a proxy to vote your shares electronically via the Internet or by telephone. To authorize a proxy to vote electronically via the Internet, visit www.virtualshareholdermeeting.com/BCRED2026 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares through a broker, bank, trustee or nominee and want to participate in the Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 10:15 a.m., Eastern Time on September 24, 2026. Please allow time for online check-in procedures. If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares in accordance with your instructions.

2 | Blackstone Private Credit Fund

You may cast one vote for each share of common shares of beneficial interest of the Company that you owned as of the Record Date for each matter submitted for a vote at the Meeting. Each share of the Company’s common shares of beneficial interest has equal voting rights with all other shares of the Company’s common shares of beneficial interest, which is the only class of voting securities outstanding of the Company. As of the close of business on the Record Date, the Company had 1,901,548,491 common shares of beneficial interest outstanding.

The close of business on June 26, 2026 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of, and to vote at, the Meeting and all adjournments or postponements thereof. This proxy statement and the accompanying materials were made available to shareholders on or about June 26, 2026.

What if other matters come up at the Meeting?

At the date this proxy statement went to press, we did not know of any matters to be properly presented at the Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Meeting for consideration, and you are a shareholder of record and you are present at the Meeting you may vote on such matters, or if you have authorized a proxy to vote your shares, the persons named in the proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to the Company at the below address prior to the date of the Meeting. Your attendance at the

Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Blackstone Private Credit Fund, 345 Park Avenue, New York, New York 10154, Attention: Secretary.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. or its designee will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

The Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Advisers or Administrators (as each such term is defined below) and their affiliates or a paid solicitor. No additional compensation will be paid to such regular employees for such services. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common shares. We have hired Broadridge to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Broadridge customary fees and expenses for these services of approximately $30,000. The principal address of the Company’s investment adviser, Blackstone Private Credit Strategies LLC (the “Adviser”), is 345 Park Avenue, New York, New York 10154.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted “FOR” each proposal listed in the Notice of Virtual 2026 Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

2026 Proxy Statement | 3

PROPOSAL 1: ELECTION OF NOMINEES TO THE COMPANY’S BOARD OF TRUSTEES

Nominees for the Company’s Board of Trustees

The Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the Nominees, each of whom is currently a Trustee. Robert Bass and Michelle Greene have been nominated by the Board for election to a three-year term to expire at the Company’s 2029 Annual Meeting of Shareholders and until such Trustee’s successor is duly elected and qualified.

Trustee/Nominee	Class	Expiration of Term if Elected

Robert Bass	Class II	2029 Annual Meeting

Michelle Greene	Class II	2029 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each Nominee named above. Each Nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If a designated Nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute Nominee or Nominees. No person being nominated by the Company as a Trustee is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

This proposal is considered a “non-routine matter”; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of the Broker Securities.

Information about each Trustee/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Nominee that warrants their consideration as a candidate to the Board of Trustees.

The Board of Trustees based their decision to nominate each Nominee upon the following: his or her character and integrity; his or her service as a member of other boards of trustees/directors; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and his or her status as not being an “interested person” of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”). No factor, by itself, was controlling. In addition to the information provided in the table below, each Trustee possesses the following attributes: Mr. Bass, experience as an executive and service as a board member; Tracy Collins, experience as an executive and service as a board member of another registered management investment company; Vicki L. Fuller, experience as an executive and service as a board member of other registered management investment companies; James F. Clark, experience as an investment professional; Brad Marshall, experience as an executive and investment professional and leadership roles with Blackstone Credit & Insurance; Vikrant Sawhney, experience as an executive and leadership roles with Blackstone Inc. (“Blackstone”); and Ms. Greene, experience as an executive and service as a board member of a national market system exchange. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board of Trustees by reason thereof.

4 | Blackstone Private Credit Fund

Biographical Information

Nominees

The Trustees have been divided into two groups: interested Trustees (each, an “Interested Trustee,” and collectively, the “Interested Trustees”) and independent Trustees (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). An Interested Trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. An Independent Trustee is a person that is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act and is “independent” under the New York Stock Exchange (“NYSE”) Listing Standards.

Robert Bass Independent Trustees
∎ Age: 76 ∎ Trustee Since: 2020	∎ Committees: Audit Committee (Chairperson) Nominating and Governance Committee

Biographical Information: Mr. Bass served as a Vice Chairman of Deloitte & Touche LLP (“Deloitte”) from 2006 through June 2012, and was a Partner at Deloitte from 1982 through June 2012, where he specialized in e-commerce, mergers and acquisitions, SEC filings and related issues. At Deloitte, Mr. Bass was responsible for all services provided to Forstmann Little and its portfolio companies and was the advisory partner for Blackstone, DIRECTV, 24 Hour Fitness, McKesson, IMG and CSC. In addition, he has been an advisory partner for RR Donnelley, Automatic Data Processing, Community Health Systems, and Avis Budget. Mr. Bass has served on the board of directors of Sims Metal Management (ASX: SGM.AX) and as a member of the risk and audit committee from September 2013 to December 31, 2018, including as Chairman of the risk and audit committee from November 2014; the board of directors and as a member of the audit committee of Groupon, Inc. (NASDAQ: GRPN) since 2012, including as Chairman of the audit committee since 2013; the board of directors and as a member of the audit committee of Apex Tool Group, LLC from December 2014 to October 2025 (change in control), including as Chairman of the audit committee since April 2015; the board of directors and as Chairman of the audit committee of New Page Corporation from January 2013 (emergence from chapter XI) to January 2015 (sale of the company); the board of directors and as Chairman of the audit committee of Redfin Corporation (NASDAQ: RDFN) from October 2016 to July 2025 (sale of company); and the board of directors and as Chairman of the audit committee of Lucky Strike Entertainment Corp (NYSE: LUCK) (formerly, Bowlero Corporation) since December 2021.

Qualifications: Mr. Bass is a certified public accountant licensed in New York and Connecticut. He is a member of the American Institute of Certified Public Accountants and the Connecticut State Society of Certified Public Accountants. Mr. Bass is also a trustee of Blackstone Secured Lending Fund (“BXSL”).

2026 Proxy Statement | 5

Michelle Greene Independent Trustees
∎ Age: 57 ∎ Trustee Since: 2022	∎ Committees: Audit Committee Nominating and Governance Committee

Biographical Information: Ms. Greene is a board member, President Emeritus and Advisor of the Long-Term Stock Exchange (“LTSE”), a venture-backed, SEC-approved National Market System exchange with listing standards designed to support long-term focused visionary companies. She also is a board member of the LTSE’s parent company, LTSE Group. Ms. Greene is an adjunct professor at Columbia University’s School of International and Public Affairs, where she has taught for over a decade. She serves on Advisory Boards for the Aspen Institute Business & Society Program, and the Berkeley Center for Law and Business at UC-Berkeley School of Law. Ms. Greene is an honorary board member at Halcyon, a non-profit incubator of impact-driven businesses. Previously, she worked on financial markets and financial institutions policy, as well as financial crisis response, at the U.S. Department of the Treasury, where she served under two administrations. Ms. Greene also was Senior Vice President and Head of Global Corporate Responsibility at the NYSE, where she launched and led its global corporate responsibility team, advised Fortune 500 companies on their sustainability programs and served as Executive Director of the NYSE Foundation. Ms. Greene was a consultant at McKinsey & Company, led the Carr Center for Human Rights Policy at Harvard University, and began her career as a corporate securities lawyer. Ms. Greene has served on World Economic Forum advisory boards on financial inclusion and gender parity as Executive Director of the President’s Advisory Council on Financial Literacy and Financial Inclusion, and as a member of the White House Council on Women and Girls, as well as on a number of non-profit boards.

Qualifications: Ms. Greene graduated from Dartmouth College and received a J.D. from Harvard Law School. Ms. Greene is also a trustee of BXSL and Blackstone Private Real Estate Credit and Income Fund (“BREC”).

Required Vote

The election of each of Mr. Bass (Class II) and Ms. Greene (Class II) as Trustee requires the affirmative vote of the holders of a plurality of the votes cast by holders of the Company’s common shares of beneficial interest represented at the Meeting, if a quorum is present. Plurality voting simply means that the number of Nominees getting the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal.

THE COMPANY’S BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ELECTION OF THE COMPANY’S NOMINEES.

6 | Blackstone Private Credit Fund

Additional Information about each Trustee/Nominee and the Company’s Officers

Set forth in the table below are the Trustees/Nominees and officers (each, an “Officer,” and collectively, the “Officers”) of the Company, as well as their birth year, information relating to their respective positions held with the Company, their principal occupations during at least the past five years and, for Trustees only, the number of portfolios in the Fund Complex (as defined below) overseen by them and other directorships of public or registered investment companies held by them during at least the past five years, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by the Trustee During the Past Five Years

INDEPENDENT TRUSTEES

Robert Bass* Birth Year: 1949	Trustee	Trustee Since: 2020 Term Expires: 2026 Term Expires (if elected): 2029	None.	2	Director, Groupon, Inc. (NASDAQ: GRPN) (2012-present); Director, Redfin Corporation (NASDAQ: RDFN) (2016-2025); and Director, Lucky Strike Entertainment Corp (NYSE: LUCK) (formerly, Bowlero Corporation) (2021-present).

James F. Clark Birth Year: 1961	Trustee	Trustee Since: 2020 Term Expires: 2028	Mr. Clark serves as Partner of Sound Shore (2004-Present).	3	None.

Tracy Collins Birth Year: 1963	Trustee	Trustee Since: 2020 Term Expires: 2027	None.	4	None.

Vicki L. Fuller Birth Year: 1957	Trustee	Trustee Since: 2020 Term Expires: 2028	Ms. Fuller is founder and CEO of VLF Development LLC (strategic consultancy) (2018-present).	3	Director, Fidelity Equity and High Income Funds (2018-present); and Director, The Williams Companies (2018-2021).

Michelle Greene* Birth Year: 1969	Trustee	Trustee Since: 2022 Term Expires: 2026 Term Expires (if elected): 2029	Ms. Greene serves as President Emeritus, a member of the Board and advisor to the LTSE (2016-present) and a member of the Board of the LTSE Group (2025-present). Ms. Greene also is an adjunct professor at Columbia University’s School of International and Public Affairs (2013-2020; 2024-present), serves on the Advisory Board of the Berkley Center of Law and Business (2025-present), and is a fellow and advisory board member at the Aspen Institute’s Business & Society Program (2022-present).	3	None.

2026 Proxy Statement | 7

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships of Public or Registered Investment Companies Held by the Trustee During the Past Five Years

INTERESTED TRUSTEES(3)

Brad Marshall Birth Year: 1972	Trustee, Chairperson, and Co-Chief Executive Officer	Trustee Since: 2020 Term Expires: 2027	Mr. Marshall is a Senior Managing Director of Blackstone, Co-Chief Executive Officer of the Company and BXSL and the Global Head of Private Credit Strategies.	2	None.

Vikrant Sawhney Birth Year: 1970	Trustee	Trustee Since: 2021 Term Expires: 2028	Mr. Sawhney is a Senior Managing Director and Chief Administrative Officer of Blackstone, Global Head of Institutional Client Solutions and a member of the firm’s Management Committee.	2	None.

OFFICERS

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years

Jonathan Bock Birth Year: 1982	Co-Chief Executive Officer	Officer Since: 2023 Term of Office: Indefinite	Mr. Bock is a Senior Managing Director of Blackstone, Co-Chief Executive Officer of the Company and BXSL, Co-President of Blackstone Private Multi-Asset Credit and Income Fund (“BMACX”) and Global Head of Market Research for Blackstone Credit & Insurance. Prior to joining Blackstone in 2023, Mr. Bock was the Chief Executive Officer of Barings BDC, Inc. In addition to this role, he served as the Co-Chief Executive Officer and President of Barings Private Credit Corporation and Chief Financial Officer of Barings Capital Investment Corporation, Barings Corporate Investors, and Barings Participation Investors.

Carlos Whitaker Birth Year: 1976	President	Officer Since: 2021 Term of Office: Indefinite	Mr. Whitaker is a Senior Managing Director of Blackstone, the President of the Company and BXSL and the Co-President of BMACX. Before joining Blackstone in 2021, Mr. Whitaker was at Credit Suisse where he was a Managing Director and held senior executive roles in the Global Markets division, including Head of New York Advisory Sales and Co-Head of Europe, Middle East & Africa Advisory Sales.

Teddy Desloge Birth Year: 1988	Chief Financial Officer	Officer Since: 2023 Term of Office: Indefinite	Mr. Desloge is a Senior Managing Director of Blackstone and serves as the Chief Financial Officer and Portfolio Manager of the Company and BXSL. Since joining Blackstone in 2015, Mr. Desloge has been involved with investment management of various direct lending funds and has focused on origination, research, and execution of private and opportunistic credit investments across industries, supporting private credit strategies.

Matthew Alcide Birth Year: 1987	Chief Accounting Officer and Treasurer	Officer Since: 2023 Term of Office: Indefinite	Mr. Alcide is a Managing Director of Blackstone and Chief Accounting Officer and Treasurer of the Company and BXSL. Mr. Alcide leads the Blackstone Credit & Insurance BDC Finance Group where he oversees the accounting and financial reporting for the Company and BXSL. Prior to joining Blackstone in 2023, Mr. Alcide was a Director in the New York and London offices of PricewaterhouseCoopers LLP where he provided assurance and accounting services to companies and investment funds across the asset management, investment banking and broker-dealer industries with a focus on SEC registrants and other publicly traded entities.

8 | Blackstone Private Credit Fund

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years

William Renahan Birth Year: 1969	Chief Compliance Officer	Officer Since: 2022 Term of Office: Indefinite	Mr. Renahan is a Managing Director of Blackstone and the Chief Compliance Officer of the Company, BXSL, BMACX and BREC. Prior to joining Blackstone in 2022, Mr. Renahan was a Senior Managing Director at Duff & Phelps Investment Management and served as Chief Compliance Officer of its investment adviser and affiliated registered investment companies.

Stacy Wang Birth Year: 1989	Head of Stakeholder Relations	Officer Since: 2023 Term of Office: Indefinite	Ms. Wang is a Managing Director of Blackstone and the Head of Stakeholder Relations for the Company, BXSL and BMACX. Prior to Ms. Wang’s current role, Ms. Wang focused on fundraising, product strategy, and client relationships across private and opportunistic credit products for institutional and retail investors.

Lucie Enns Birth Year: 1990	Chief Legal Officer and Secretary	Officer Since: 2024(4) Term of Office: Indefinite	Ms. Enns is a Managing Director of Blackstone, Chief Legal Officer and Secretary of the Company and BXSL and Chief Legal Officer of BMACX. Before joining Blackstone in 2021, Ms. Enns was an associate in the Registered Funds Group of Simpson Thacher & Bartlett LLP in Washington, D.C.

*	Trustee/Nominee.
(1)	The address of each Trustee/Nominee and Officer is Blackstone Private Credit Strategies LLC, 345 Park Avenue, New York, NY 10154.
(2)

The “Fund Complex” consists of the Company, BXSL, the Blackstone Credit & Insurance Closed-End Funds (Blackstone Senior Floating Rate 2027 Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit 2027 Term Fund), Blackstone Alternative Multi-Strategy Fund, BMACX and BREC.

(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Marshall and Sawhney are interested persons due to their employment with the Advisers.
(4)

Ms. Enns was appointed as the Company’s Chief Securities Counsel in 2024. Effective as of the close of business on August 4, 2025, Ms. Enns was appointed as Chief Legal Officer and Secretary of the Company and resigned from her position as Chief Securities Counsel of the Company.

2026 Proxy Statement | 9

The Investment Advisers and Administrators
Blackstone Private Credit Strategies LLC is the Company’s investment adviser, and Blackstone Credit BDC Advisors LLC is the Company’s investment sub-adviser
(the
“Sub-Adviser”
and, together with the Adviser, the “Advisers”). The Advisers’ business address is 345 Park Avenue, New York, New York 10154.
Blackstone Private Credit Strategies LLC is also the administrator for the Company (in such capacity, the “Administrator”), and Blackstone Alternative Credit Advisors LP is the
sub-administrator
for the Company (the
“Sub-Administrator”
and, together with the Administrator, the “Administrators”). The Administrators’ business address is 345 Park Avenue, New York, New York 10154.
Trustee Transactions with Company Affiliates
As of December 31, 2025, none of the Independent Trustees, nor members of their immediate families, owned securities, beneficially or of record, in the Advisers, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Advisers, other than investments in the Company and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Advisers or any of their affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Advisers or any affiliate of the Advisers was a party.
Code of Business Conduct and Ethics and Other Corporate Governance Matters
The Company has adopted a code of business conduct and ethics (the “Code”) that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code is designed to comply with SEC regulations. Our Code is available on our website,
www.bcred.com
, under the “Why Invest in BCRED” tab by selecting “BCRED Leadership & Governance.”
The Independent Trustees have authority to grant any waiver of the Code. We intend to disclose any modification to or waiver of the Code on our website, as required by law or stock exchange regulations.
Our Code operates in conjunction with, and in addition to, the policies of the Advisers and those of the Company. We and the Advisers have codes of ethics pursuant to Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Investment Advisers Act of 1940, as amended, respectively, that establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the codes are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the Code’s requirements. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
The Company does not have a hedging policy for its executive officers and Trustees at this time.
The Company does not require Trustees to attend the annual meeting of shareholders. No Trustees attended the annual meeting of shareholders in 2025.
Executive Officer Compensation
None of our executive officers will receive direct compensation from the Company. We will reimburse the Administrator the allocable portion of the compensation paid by the Administrators (or their affiliates) to our Chief Compliance Officer and Chief Financial Officer and their respective staffs as well as other administrative personnel (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). The members of the Advisers’ investment committee, through their financial interests in the Advisers, are entitled to a portion of the profits earned by the Adviser and the
Sub-Adviser,
which respectively includes any fees payable by us to the Adviser under the terms of the Investment Advisory Agreement (as defined below) and any fees payable by the Adviser to the
Sub-Adviser
under the terms of the
Sub-Advisory
Agreement (as defined below), in each case less expenses incurred by the Adviser or the
Sub-Adviser
in performing its services under the Investment Advisory Agreement or the
Sub-Advisory
Agreement, as applicable.
Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our
Officers and Trustees.

10
|
 Blackstone Private Credit Fund

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Independent Trustees for the fiscal year ended December 31, 2025. Trustees and Officers who are employed by Blackstone Credit & Insurance, including the Interested Trustees, receive no compensation or expense reimbursement from the Company.

Name of Trustee/Nominee	Fees Earned or Paid in Cash(1)	Total Compensation Paid From the Fund Complex(2)

Robert Bass(3)	$192,000	$436,500

James F. Clark	$185,500	$503,432

Tracy Collins	$185,500	$597,113

Vicki L. Fuller	$185,500	$503,432

Michelle Greene	$184,500	$495,182

(1)	The Company does not have a profit-sharing plan, and the Trustees do not receive any pension or retirement benefits from the Company.
(2)

Total compensation paid from the Fund Complex includes compensation paid by the Company and $244,500, $233,000, $230,500, $230,500, and $229,500 of compensation paid to Mr. Bass, Ms. Collins, Ms. Fuller, Mr. Clark, and Ms. Greene, respectively, by

BXSL for the fiscal year ended December 31, 2025; $97,432, $87,432 and $87,432 of compensation paid to Ms. Collins, Ms. Fuller and Mr. Clark, respectively, by BMACX for the fiscal year ended December 31, 2025; and $81,182 and $81,182 of compensation paid to Ms. Collins and Ms. Greene, respectively, by BREC for the fiscal year ended December 31, 2025. The Blackstone Credit & Insurance Closed-End Funds and Blackstone Alternative Multi-Strategy Fund do not pay compensation to the Company’s Trustees.
(3)	Includes compensation as Chairperson of the Audit Committee (as defined below).

No compensation is paid to Trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. Prior to April 29, 2026, the Company paid each Independent Trustee: (i) $150,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $7,500 per year for the Chairperson of the Audit Committee. On April 29, 2026, the Board approved an update to compensation paid by the Company to each Independent Trustee. Effective April 29, 2026, the Company pays each Independent Trustee: (i) $165,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $7,500 per year for the Chairperson of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses of each Independent Trustee incurred by such Trustee in connection with the fulfillment of his or her duties as an Independent Trustee.

The Board of Trustees met twelve times during the fiscal year ended December 31, 2025. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and any committee of which he or she is a member.

Security Ownership of Management and Certain Beneficial Owners

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of June 22, 2026, the beneficial ownership as indicated in the Company’s books and records of each current Trustee, the Nominees, the Company’s executive officers, the executive officers and Trustees as a group, and each person known to us to beneficially own 5% or more of the outstanding common shares of beneficial interest. Ownership information for those persons who beneficially own 5% or more of our common shares is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

2026 Proxy Statement | 11

The percentage ownership is based on 1,890,802,868 common shares of beneficial interest outstanding as of June 22, 2026. To our knowledge, except as indicated in the footnotes to the table, each of the shareholders listed below has sole voting and investment power with respect to shares beneficially owned by such shareholder.

Trustees and Executive Officers

Name & Address(1)	Total Shares Owned(2)	Percentage of Shares Held

Common Shares of Beneficial Interest

Robert Bass	8,804	*

James F. Clark	23,326	*

Tracy Collins	—	—

Vicki L. Fuller	883	*

Michelle Greene	—	—

Brad Marshall	303,850	*

Vikrant Sawhney	99,488	*

Jonathan Bock	—	—

Carlos Whitaker	35,538	*

Teddy Desloge	5,807	*

Matthew Alcide	—	—

William Renahan	—	—

Stacy Wang	—	—

Lucie Enns	—	—

All Trustees and Executive Officers as a Group (14 persons)	477,696	*

*	Amounts round to less than 1%.
(1)	The address for each Trustee and each executive officer of the Company is 345 Park Avenue, New York, NY 10154.
(2)	Includes shares beneficially owned indirectly through a feeder fund of the Company, the share counts of which are estimates based on available information.

Application of Control Share Statute

The control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “Control Share Statute”) applies to any closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the 1940 Act, is organized as a Delaware statutory trust and is listed on a national securities exchange. Because the Company is not listed on a national securities exchange, it is not subject to the Control Share Statute.

12 | Blackstone Private Credit Fund

Dollar Range of Equity Securities Beneficially Owned by Trustees/Nominees

The following table sets forth the dollar range of equity securities of the Company and on an aggregate basis for the entire Fund Complex overseen by each Trustee as of June 22, 2026.

Trustee/Nominee	Dollar Range of Equity Securities in the Company(1)(2)	Aggregate Dollar Range of Equity Securities Held in All Funds Overseen or to be Overseen by Trustee or Nominee in the Fund Complex(2)(3)

Independent Trustees/Nominees

Robert Bass	Over $100,000	Over $100,000

James F. Clark	Over $100,000	Over $100,000

Tracy Collins	None	None

Vicki L. Fuller	$10,001-$50,000	$10,001-$50,000

Michelle Greene	None	None

Interested Trustees/Nominees

Brad Marshall	Over $100,000	Over $100,000

Vikrant Sawhney	Over $100,000	Over $100,000

(1)

“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Includes shares beneficially owned indirectly through a feeder fund of the Company.

(2)

Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000. This information has been furnished by each Trustee and Nominee for election as Trustee as of June 22, 2026.

(3)	Dollar ranges were determined using the number of shares that are beneficially owned as of June 22, 2026, multiplied by the Company’s net asset value per share as of May 31, 2026.

Leadership Structure of the Board of Trustees

The Board of Trustees is currently composed of seven Trustees, five Independent Trustees and two Interested Trustees. Brad Marshall serves as Chairperson of the Board and principal executive officer of the Company. Mr. Marshall is an “interested person” of the Company. The appointment of Mr. Marshall as Chairperson reflects the Board of Trustees’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Trustees with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of board meetings. The Company does not have a lead Independent Trustee. However, all committees are chaired by Independent Trustees. Executive sessions, which are meetings of the Independent Trustees without the presence of Interested Trustees and management, are regularly held throughout the year. At each of these executive sessions, the Independent Trustees determine which member will preside. The Board of Trustees has determined that its leadership structure is appropriate in light of the Company’s circumstances and provides for the informed and independent exercise of its responsibilities.

Oversight of Risk Management

Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are composed solely of Independent Trustees, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisers as part of their day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Advisers as necessary and periodically requesting the production of risk management reports or presentations. In addition to such periodic reports, the Board, or a committee thereof, may receive updates from management as to the Company’s and the Advisers’ cybersecurity risks and Blackstone cybersecurity program developments. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

2026 Proxy Statement | 13

Audit Committee

The Board of Trustees has an audit committee (the “Audit Committee”) that is responsible for (a) assisting the Board’s oversight of the integrity of the Company’s financial statements, the independent registered public accounting firm’s qualifications and independence, the Company’s compliance with legal and regulatory requirements and the performance of the Company’s independent registered public accounting firm; (b) preparing an Audit Committee report, if required by the SEC, which is included in this proxy statement; (c) overseeing the scope of the annual audit of the Company’s financial statements, the quality and objectivity of the Company’s financial statements, accounting and financial reporting policies and internal controls; (d) determining the selection, appointment, retention and termination of the Company’s independent registered public accounting firm, as well as approving the compensation thereof; (e) pre-approving all audit and non-audit services provided to us and certain other persons by such independent registered public accounting firm; and (f) acting as a liaison between the Company’s independent registered public accounting firm and the Board. The members of the Audit Committee are Robert Bass, James F. Clark, Tracy Collins, Vicki L. Fuller and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards and the Audit Committee charter. Robert Bass serves as the Chairperson of the Audit Committee. Our Board of Trustees has determined that Robert Bass qualifies as an “audit committee financial expert” as defined in Item 407 of Regulation S-K under the Exchange Act. The Company’s Audit Committee met eight times during the fiscal year ended December 31, 2025.

The Company’s Audit Committee charter is available on the Company’s website (www.bcred.com), under “BCRED Leadership & Governance” under “Why Invest in BCRED.” The Board has determined that the service of Mr. Bass on the audit committees of more than three public companies does not impair his ability to effectively serve on the Company’s Audit Committee, given Mr. Bass’s extensive experience as an audit professional, his proficiency in accounting, and his knowledge of the Company.

Nominating and Governance Committee

The Board of Trustees has a nominating and governance committee (the “Nominating and Governance Committee”) that is responsible for selecting and nominating the Independent Trustees for election as Trustees. The members of the Nominating and Governance Committee are Robert Bass, James F. Clark, Tracy Collins, Vicki L. Fuller and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards and the Nominating and Governance Committee charter. Ms. Collins serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee met four times during the fiscal year ended December 31, 2025.

When vacancies or newly created trusteeships occur, the Nominating and Governance Committee will consider Trustee candidates recommended by a variety of sources to nominate for election by the Company’s shareholders. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Independent Trustees, the Nominating and Governance Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee may do so by submitting their recommendation with biographical information and a statement as to the qualifications of the proposed nominee to the Secretary of the Company at 345 Park Avenue, New York, New York 10154. Our bylaws provide that a shareholder who wishes to nominate a person for election as a Trustee at a meeting of shareholders (otherwise than through consideration by the Nominating and Governance Committee) must deliver written notice to our Corporate Secretary. This notice must contain, as to each nominee, all of the information relating to such person as would be required to be disclosed in a proxy statement meeting the requirements of Regulation 14A under the Exchange Act, and certain other information set forth in the bylaws. In order to be eligible to be a nominee for election as a Trustee by a shareholder, such potential nominee must deliver to our Corporate Secretary a written questionnaire providing the requested information about the background and qualifications of such person and a written representation and agreement that such person is not and will not become a party to any voting agreements, any agreement or understanding with any person with respect to any compensation or indemnification in connection with service on the Board, and would be in compliance with all of our publicly disclosed corporate governance, conflict of interest, confidentiality and share ownership and trading policies and guidelines.

In considering Trustee candidates, the Nominating and Governance Committee will take into consideration whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee, whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee, the contribution which the person may be expected to make to the Board and the Company, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Nominating and Governance Committee, in its sole judgment, may consider relevant, and the character and integrity of the person. In evaluating Independent Trustee candidates, the Nominating and Governance Committee also considers, among other factors that it may deem relevant, whether or not the person is an “interested person” as defined in the 1940 Act, whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationship with Company management, the Advisers, or any other principal Company service providers or their affiliates and whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes.

The Nominating and Governance Committee charter is available on the Company’s website (www.bcred.com) under the “Why Invest in BCRED” tab by selecting “Leadership & Governance.”

Certain Relationships and Related Transactions

Advisory Agreements; Administration Agreement

We have entered into the investment advisory agreement with the Adviser (the “Investment Advisory Agreement”) pursuant to which we pay the Adviser a management fee at an annual rate of 1.25% of the value of the Company’s net assets as of the beginning of the first calendar day of the applicable month. For purposes of the Investment Advisory Agreement, net assets means the Company’s total assets less liabilities determined on a consolidated basis in accordance with GAAP. We also pay the Adviser a two-part incentive fee based on (i) the amount by which our pre-incentive fee net investment income returns exceed a certain “hurdle rate” and (ii) our capital gains. We have also entered into the sub-advisory agreement with the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Advisory Agreement, the “Advisory Agreements”). In addition, pursuant to the Investment Advisory Agreement and the administration agreement between

14 | Blackstone Private Credit Fund

the Administrator and the Company (the “Administration Agreement”), we will reimburse the Adviser and Administrator for certain expenses as they occur. Each of the Advisory Agreements and the Administration Agreement has been approved by the Board. Unless earlier terminated, each of the Advisory Agreements and the Administration Agreement will remain in effect from year-to-year thereafter if approved annually by a majority of the Board or by the holders of a majority of our outstanding voting securities and, in each case, a majority of the Independent Trustees.

For the year ended December 31, 2025, the base management fees were $566.6 million. As of December 31, 2025, $153.1 million was payable to the Adviser relating to management fees. For the year ended December 31, 2025, the Company accrued income-based incentive fees of $626.7 million. As of December 31, 2025, $162.5 million was payable to the Adviser for income-based incentive fees. The Company accrued no capital gains-based incentive fees for the year ended December 31, 2025. As of December 31, 2025, no amount was payable to the Adviser for capital gains-based incentive fees.

For the year ended December 31, 2025, the Company incurred $11.4 million in expenses under the Administration Agreement, which was recorded in “Administrative service expenses” in the Company’s Consolidated Statements of Operations in the Annual Report. As of December 31, 2025, $3.6 million was unpaid and included in “Due to affiliates” in the Consolidated Statements of Assets and Liabilities in the Annual Report.

Co-Investment Relief

We have in the past co-invested, and in the future will co-invest, with certain affiliates of Blackstone and the Advisers. We have received an exemptive order from the SEC that permits us and other closed-end management investment companies that Blackstone or Blackstone Credit & Insurance may establish, advise or sub-advise from time to time and to which Blackstone or Blackstone Credit & Insurance, as applicable, provides investment management or sub-advisory services who have elected to be regulated as a BDC or are registered under the 1940 Act and who intend to rely on the exemptive order (“Regulated Funds”) to, among other things, co-invest with certain other persons, including other Regulated Funds, certain affiliates of Blackstone, Blackstone and certain funds managed and controlled by Blackstone and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Board has approved co-investment policies and procedures describing how we will comply with the co-investment exemptive relief. Further, the Advisers have adopted co-investment policies and procedures describing the allocation of co-investment opportunities in which we will have the opportunity to participate with one or more Blackstone or Blackstone Credit & Insurance BDCs, other Regulated Funds and other public or private Blackstone and Blackstone Credit & Insurance funds that target similar assets. If Blackstone Credit & Insurance considers an investment that is consistent with our then-current core investment objectives and strategies, Blackstone Credit & Insurance must present us with the opportunity to participate in the investment. We may determine to participate or not to participate, depending on whether Blackstone or Blackstone Credit & Insurance determines that the investment is appropriate for us (e.g., based on investment strategy). If we do participate, the co-investment is generally allocated to us, any other Blackstone Credit & Insurance BDCs and other Regulated Funds (including BXSL) and the other Blackstone and Blackstone Credit & Insurance funds participating in the investment that target similar assets pro rata based on available capital in the applicable asset class. If the Advisers determine that such investment is not appropriate for us, or that we should not participate, the investment will not be allocated to us.

Statement of Policy Regarding Transactions with Related Persons

The Board has adopted a written statement of policy regarding transactions with affiliated parties, including related persons (as such term is defined in Item 404 of Regulation S-K). The Board will conduct quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Company’s compliance policies and procedures. The Independent Trustees are required to review, approve or ratify any transactions with related persons. Each of the Company’s Trustees and executive officers is instructed and periodically reminded to inform the Company’s Chief Compliance Officer or designee of any potential related party transactions.

2026 Proxy Statement | 15

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Deloitte acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025. The Company knows of no direct financial or material indirect financial interest of Deloitte in the Company. A representative of Deloitte will be present at the Meeting, and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Meeting and the appointment of Deloitte as independent registered public accounting firm for the fiscal year ending December 31, 2026 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Deloitte as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Principal Accounting Fees and Services

The following table sets forth for the Company the aggregate fees billed by Deloitte for the Company’s last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Company’s annual financial statements and review of quarterly financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services rendered by Deloitte to the Company that are reasonably related to the performance of the audits or reviews of the Company’s financial statements (but not reported as Audit Fees). These services include attestation services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards;

(3) Tax fees are for all services performed by professional staff in Deloitte’s tax division except those services related to the audits. This category includes fees for services provided in connection with the preparation and review of tax returns, tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided to the Company by Deloitte, other than those services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”

	2025	2024

Audit Fees	$2,100,000	$1,940,000

Audit-Related Fees	$260,500	$301,000

Tax Fees	$230,000	$150,000

All Other Fees	$281,000	$216,000

Total	$2,871,500	$2,607,000

No audit-related, tax or other fees were billed by Deloitte to the Adviser or the Sub-Adviser or, for the fiscal year ended December 31, 2024, to Blackstone Credit BDC Advisors LLC in its capacity as the Company’s investment adviser (in such capacity, the “Prior Adviser”), as applicable, or any entity controlling, controlled by, or under common control with, the Advisers or the Prior Adviser, as applicable, that provides ongoing services to the Company, for the years ended December 31, 2025 and 2024. This includes any non-audit services required to be pre-approved or non-audit services that did not require pre-approval since they did not directly relate to the Company’s operations or financial reporting.

The Audit Committee charter (the “Charter”) requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Company’s independent registered public accounting firm provides to the Company, and (ii) all non-audit services that the Company’s independent registered public accounting firm provides to the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee. For the fiscal years ended December 31, 2025 and December 31, 2024, the Company did not pay any fees for services pursuant to the exceptions to the pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C).

Audit Committee Report

The Audit Committee acts according to the Charter. Robert Bass has been appointed as Chairperson of the Audit Committee. The Audit Committee is responsible for assisting the Board of Trustees in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s accounting and financial reporting processes, policies and practices; the integrity of the Company’s financial statements; the adequacy of the Company’s overall system of internal controls; the Company’s compliance with legal and regulatory requirements; the qualification and independence of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function provided by the Adviser and the Company’s other service providers; and the review of the report required to be included in the Company’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Company’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The duties and powers of the Audit Committee include reviewing any issues brought to the Audit Committee’s attention by the Company’s independent registered public accounting

16 | Blackstone Private Credit Fund

firm or personnel responsible for management of the Company, resolving any disagreements between the personnel responsible for management of the Company and the independent registered public accounting firm concerning the Company’s financial reporting, reviewing policies with respect to risk assessment and risk management and reviewing such other matters as may be appropriately delegated to the Audit Committee by the Board of Trustees. The Charter is available on the Company’s website, www.bcred.com. As set forth in the Charter, the function of the Audit Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Board of Trustees and the Audit Committee, as representatives of the Company’s shareholders. The independent registered public accounting firm for the Company reports directly to the Audit Committee.

In performing its oversight function, the Audit Committee reviewed and discussed with management of the Company and the independent registered public accounting firm, Deloitte, the audited financial statements of the Company as of and for the fiscal year ended December 31, 2025, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Company and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The Audit Committee also received from the independent registered public accounting firm the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Company’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to the Board of Trustees that the Company’s audited financial statements be included in the Annual Report.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

Robert Bass, Audit Committee Chairperson

James F. Clark

Tracy Collins

Vicki L. Fuller

Michelle Greene

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of a majority of the common shares of beneficial interest present in person or represented by proxy and entitled to vote on this proposal, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote against the approval of the resolution in this proposal. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm, in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF

DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

2026 Proxy Statement | 17

Other Matters To Come Before The Meeting

The Trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments or postponements, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder & Interested Party Communications with Board of Trustees

Shareholders and other interested parties may mail written communications to the full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of Blackstone Private Credit Fund, 345 Park Avenue, New York, New York 10154. All shareholder or interested party communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder or interested party communication should not be so forwarded if it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Company or is purely ministerial in nature.

18 | Blackstone Private Credit Fund

Shareholder Proposals

To submit a shareholder proposal for the Company’s 2027 annual meeting for inclusion in the Company’s proxy statement and form of proxy, a shareholder is required to send the Company a notice of, and specified information with respect to, any proposals pursuant to Rule 14a-8 under the Exchange Act not less than 120 days prior to the first anniversary of the date of release of the proxy statement for the preceding year’s annual meeting. For the 2027 annual meeting of shareholders, the Company must receive such proposals no later than February 26, 2027. In addition, pursuant to the Company’s Bylaws, a shareholder is required to give to the Company notice of, and specified information with respect to, any proposals (including Trustee nominees) that such shareholder intends to present at the 2027 annual meeting not less than 120 days nor more than 150 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting (provided, however, that if the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made by the Company). Accordingly, a shareholder’s nomination of a candidate for Trustee or other proposal must be received no earlier than January 27, 2027 and no later than February 26, 2027 in order to be considered at the 2027 annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, the Company may solicit proxies in connection with the 2027 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Company does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

YOU CAN VOTE FOR THE NOMINEES AND ON THE OTHER MATTER VIRTUALLY AT THE MEETING BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS AND THIS PROXY STATEMENT. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO VOTE BY PROXY AS SOON AS POSSIBLE; VOTING BY INTERNET, TELEPHONE OR BY MAILING THE PROXY CARD IN ADVANCE OF THE MEETING ARE AVAILABLE OPTIONS.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports, proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement or notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single annual report, proxy statement and notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Shareholders will continue to receive separate proxy cards. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement and notice of internet availability of proxy materials, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You can also request prompt delivery of a copy of the proxy statement and Annual Report by contacting Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (844) 618-1695. You can also request prompt delivery of a copy of the Annual Report, proxy statement and Notice of Internet Availability of Proxy Materials, by contacting Broadridge, 51 Mercedes Way, Edgewood, New York 11717, (844) 618-1695.

2026 Proxy Statement | 19

Blackstone

Blackstone
345 Park Avenue
New York, NY 10154
bcred.com

SCAN TO VIEW MATERIALS & VOTE BLACKSTONE PRIVATE CREDIT FUN345 PARK AVENUE NEW YORK, NY 10154 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com/BCRED or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 23, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BCRED2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 23, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on September 23, 2026. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BLACKSTONE PRIVATE CREDIT FUND THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” THE TWO CLASS II TRUSTEE NOMINEES LISTED BELOW AND A VOTE “FOR” PROPOSAL 2. 1. Elect two Class II Trustee nominees listed in the Proxy Statement. Nominees: Robert Bass Michelle Greene 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof will be voted on by the proxy holders in their discretion. Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please include your title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting To Be Held On September 24, 2026: The Proxy Statement, Form of Proxy and our 2025 Annual Report are available atwww.proxyvote.com/BCRED BLACKSTONE PRIVATE CREDIT FUND THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS – SEPTEMBER 24, 2026 The undersigned shareholder(s) hereby appoint(s) Brad Marshall, Jonathan Bock, Carlos Whitaker, Teddy Desloge, Matthew Alcide,Stacy Wang, William Renahan and Lucie Enns as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the 2026 Annual Meeting of Shareholders of Blackstone Private Credit Fund (the “Company”), to be held virtually via live webcast on the Internet atwww.virtualshareholdermeeting.com/BCRED2026 on Thursday, September 24, 2026 at 10:30 a.m. (Eastern Time) (the “Meeting”) and at any and all adjournments or postponements thereof, all shares of the Company which the undersigned would be entitled to vote if present, in accordance with the instructions on the reverse side. The undersigned acknowledge(s) receipt of the Proxy Statement relating to the Meeting and revoke(s) any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof. The shares represented by each properly executed proxy will be voted in the manner specified in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted “FOR” each of the trustee nominees listed on the reverse side and “FOR” proposal 2. This proxy also grants the above named proxies discretionary power to vote upon such other business as may properly come before the Meeting or any adjournments or postponements thereof. PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.